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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                June 30, 1994
                     (Date of earliest event reported)



                           BankAmerica Corporation
          (Exact name of registrant as specified in its charter)



Delaware                          1-7377               94-1681731
(State or other jurisdiction      (Commission          (I.R.S. Employer
of incorporation)                 File Number)         Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
           (Registrant's telephone number, including area code)




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Item 5.   Other Events.

     Attached hereto as Exhibit 99 is a copy of BankAmerica
Corporation's press release dated June 30, 1994 titled
"BankAmerica Announces Sale of U.S. Government Agency Structured
Securities."


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired
          Not applicable.

     (b)  Pro Forma Financial Information
          Not applicable.

     (c)  Exhibits


Exhibit Number      Description

     99 BankAmerica Corporation press release dated June 30, 1994 titled "BankAmerica Announces Sale of U.S. Government Agency Structured Securities."




                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BANKAMERICA CORPORATION
                                        (Registrant)



Date:  June 30, 1994
                                By   /s/ PAUL R. OGORZELEC
                                         Paul R. Ogorzelec
                                         Executive Vice President
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